Press Release

Contact:
Investor Relations
Alan Roden
Verint Systems Inc.
(631) 962-9304
alan.roden@verint.com

Verint Announces Plan to Separate into Two Independent Publicly Traded Companies
Also Announces $200 Million Minority Investment by Funds Advised by Apax Partners in Support of Verint’s Separation Plan; Additional $200 Million to Be Invested Post Separation
New $300 Million Share Buyback Program Over Period Through Closing of Separation
MELVILLE, N.Y., December 4, 2019 - Verint® Systems Inc. (NASDAQ: VRNT), today announced that its Board of Directors has unanimously approved proceeding with a plan to separate Verint into two independent companies: one of which will consist of its customer engagement business, and one of which will consist of its cyber intelligence business. Verint expects to complete the separation shortly after the end of Verint’s next fiscal year ending January 31, 2021.

“With our customer engagement business approaching $1 billion in annual revenue and our cyber intelligence business approaching $500 million in annual revenue, we believe the two independent, publicly traded companies will both benefit from the separation and be well positioned to pursue their own strategies, drive opportunities to accelerate growth and extend their market leadership. The separation will make it easier for investors to evaluate and make independent investment decisions in each business. In preparation for the separation, we have taken steps over the last several years to strengthen the two businesses operationally and believe we are now well positioned to execute our separation plan,” said Dan Bodner, Verint CEO.

Separation Details
Verint intends to implement the separation through a pro-rata distribution of common stock of a new entity that will hold the cyber intelligence business and expects the distribution to qualify as tax free to Verint shareholders for U.S. federal income tax purposes. The completion of the transaction is subject to certain customary conditions, including final approval of the Verint Board of Directors, receipt of tax opinions from counsel as well as rulings from the Internal Revenue Service and the Israeli Tax Authority with respect to tax treatment to Verint and its shareholders, and effectiveness of a registration statement to be filed with the U.S. Securities and Exchange Commission. The separation is not expected to require a shareholder vote. The separation structure is subject to change based upon various tax and regulatory factors and there can be no assurance that any separation transaction will ultimately occur or, if one does occur, of its terms or timing.

Investment by Funds Advised by Apax Partners
Funds advised by Apax Partners (the “Apax Funds”), a global private equity advisory firm, have agreed to invest up to $400 million in Verint, subject to customary closing conditions including the receipt of required regulatory clearances. The Apax Funds have significant experience in the software sector, including through previous investments in TriZetto, Plex Systems, RealPage, Sophos, Epicor and Exact Software. The investment will be made in the form of convertible preferred stock in two tranches of $200 million each. The first tranche is targeted to close in our first quarter ending April 30, 2020. The second tranche, conditioned on and expected to close shortly following the separation (expected shortly after the end of Verint’s next fiscal year ending January 31, 2021), will be made into Verint, the entity holding the customer engagement business.

Mr. Bodner added, “Apax Partners has a proven track record of creating value by partnering with leading software companies around the world, including significant experience in both carve-outs and cloud transitions. The investment represents a strong vote of confidence in our strategy and future growth opportunities.”

In connection with the closing of the first tranche of the investment, Jason Wright, Partner at Apax Partners, will be appointed to Verint’s Board of Directors. At the closing of the second tranche, the company will add a mutually agreed upon independent Director to Verint’s Board.

Mr. Wright said, “We are excited to partner with Verint and help the Company complete the separation, enabling both businesses to achieve their full potential. Verint’s Customer Engagement business is a market leader and we look forward to working with management to execute its cloud strategy and extend its market leadership.”

Under the investment agreement, the Apax Funds will initially purchase $200 million of Series A convertible preferred stock with an initial conversion price of $53.50, representing a conversion premium of 17% percent over the volume-weighted average price of the Company’s common stock over the 45 day period prior to the signing date. The Series A convertible preferred stock will not participate in the spin-off of the cyber intelligence business but will have its conversion price adjusted and will remain invested in the entity holding the customer engagement business. Shortly following the separation, the Apax Funds will purchase, subject to certain conditions, up to $200 million of Series B convertible preferred stock with an initial conversion price based on the volume-weighted average price of the Company’s common stock over a 20 day period following the separation, subject to a collar on the minimum and maximum enterprise value of the company post separation. Both the Series A and Series B will have an initial dividend rate of 5.2% dropping to 4.0% over time. Assuming both the Series A and the Series B are issued on the expected timeframe and remain outstanding for 8.5 years from their respective dates of issuance, the average dividend rate on the combined investment will be approximately 4.5%. Following the closing of the Series A investment, the Apax Funds’ ownership in Verint on an as-converted basis will be approximately 5%. Assuming completion of the Series B investment and the separation, the Apax Funds’ ownership on an as-converted basis will be between 11.5% and 15.0%.

Additional information may be found in the Form 8-K that will be filed today with the U.S. Securities and Exchange Commission.

Share Buyback Program
Verint today also announced that our Board of Directors has authorized a new share repurchase program whereby we may repurchase up to $300 million of common stock over the period ending on February 1, 2021 (on or shortly before the planned business separation). Repurchases are expected to be financed with the proceeds of the first tranche of the Apax Funds investment and available cash, including possible borrowings under our revolving credit facility. We may utilize a number of different methods to effect the repurchases, including but not limited to, open market purchases and accelerated share repurchases, and some of the repurchases may be made through Rule 10b5-1 plans. The specific timing, price, and size of purchases will depend on prevailing stock prices, general market and economic conditions, and other considerations, including the amount of cash available in the U.S. and other potential uses of cash. The program may be extended, suspended or discontinued at any time without prior notice and does not obligate us to acquire any particular amount of common stock.

Customer Engagement and Cyber Intelligence Leadership
We believe that both our businesses are leaders in their respective markets and the separation will enable them to achieve even better performance over the long term, as the two companies will have:

•	separate boards with further differentiated skillsets to support tailored strategic plans;

•	specific incentive programs more closely aligned with standalone business performance;

•	capital structures tailored to the unique characteristics of each business; and

•	enhanced appeal to a broader set of investors suited to the strategic and financial characteristics of each company.

Customer Engagement Business Highlights • Market leader • Approaching $1 billion of annual revenue • Cloud transition opportunity	Cyber Intelligence Business Highlights • Market leader • Approaching $500 million of annual revenue • Software model transition opportunity

Mr. Bodner concluded, “Today’s announcements are consistent with our commitment to creating value for our shareholders. We have built two strong, but increasingly distinct businesses, and we believe that separating these two businesses at this stage of their evolution will allow each to unlock its full potential. Our customer engagement business will continue to focus on helping organizations elevate customer experience while reducing costs and our cyber intelligence business will continue to focus on helping make the world a safer place.”

Jones Day is serving as legal advisor to Verint and Jefferies LLC is acting as financial advisor to Verint. Kirkland & Ellis LLP is serving as legal advisor to Apax Partners.

About Verint Systems Inc.

Verint® (Nasdaq: VRNT) is a global leader in Actionable Intelligence® solutions with a focus on customer engagement optimization and cyber intelligence. Today, over 10,000 organizations in more than 180 countries-including over 85 percent of the Fortune 100-count on intelligence from Verint solutions to make more informed, effective and timely decisions. Learn more about how we’re creating A Smarter World with Actionable Intelligence® at www.verint.com.

About Apax Partners
Apax Partners is a leading global private equity advisory firm. Over its more than 40-year history, Apax Partners has raised and advised funds with aggregate commitments of c.$50 billion. The Apax Funds invest in companies across four global sectors of Tech & Telco, Services, Healthcare and Consumer. These funds provide long-term equity financing to build and strengthen world-class companies. For more information see: www.apax.com

Cautions About Forward-Looking Statements
This press release contains forward-looking statements, including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, any of which could cause our actual results or conditions to differ materially from those expressed in or implied by the forward-looking statements. Some of the factors that could cause our actual results or conditions to differ materially from current expectations include, among others: uncertainties regarding the impact of general economic conditions in the United States and abroad, particularly in information technology spending and government budgets, on our business; risks associated with our ability to keep pace with technological advances and challenges and evolving industry standards; to adapt to changing market potential from area to area within our markets; and to successfully develop, launch, and drive demand for new, innovative, high-quality products that meet or exceed customer needs, while simultaneously preserving our legacy businesses and migrating away from areas of commoditization; risks due to aggressive competition in all of our markets, including with respect to maintaining revenues, margins, and sufficient levels of investment in our business and operations; risks created by the continued consolidation of our competitors or the introduction of large competitors in our markets with greater resources than we have; risks associated with our ability to successfully compete for, consummate, and implement mergers and acquisitions, including risks associated with valuations, reputational considerations, capital constraints, costs and expenses, maintaining profitability levels, expansion into new areas, management distraction, post-acquisition integration activities, and potential asset impairments; risks relating to our ability to properly manage investments in our business and operations, execute on growth initiatives, and enhance our existing operations and infrastructure, including the proper prioritization and allocation of limited financial and other resources; risks associated with our ability to retain, recruit, and train qualified personnel in regions in which we operate, including in new markets and growth areas we may enter; risks that we may be unable to establish and maintain relationships with key resellers, partners, and systems integrators and risks associated with our reliance on third-party suppliers, partners, or original equipment manufacturers (“OEMs”) for certain components, products, or services, including companies that may compete with us or work with our competitors; risks associated with the mishandling or perceived mishandling of sensitive or confidential information, including information that may belong to our customers or other third parties, and with security vulnerabilities or lapses, including cyber-attacks, information technology system breaches, failures, or disruptions; risks that our products or services, or those of third-party suppliers, partners, or OEMs which we use in or with our offerings or otherwise rely on, including third-party hosting platforms, may contain defects, develop operational problems, or be vulnerable to cyber-attacks; risks associated with our significant international operations, including, among others, in Israel, Europe, and Asia, exposure to regions subject to political or economic instability, fluctuations in foreign exchange rates, and challenges associated with a significant portion of our cash being held overseas; risks associated with political factors related to our business or operations, including reputational risks associated with our security solutions and our ability to maintain security clearances where required, as well as risks associated with a significant amount of our business coming from domestic and foreign government customers; risks associated with complex and changing local and foreign regulatory environments in the jurisdictions in which we operate, including, among others, with respect to trade compliance, anti-corruption, information security, data privacy and protection, tax, labor, government contracts, relating to our own operations as well as to the use of our solutions by our customers; challenges associated with selling sophisticated solutions, including with respect to assisting customers in understanding and realizing the benefits of our solutions, and developing, offering, implementing, and maintaining a broad and sophisticated solution portfolio; challenges associated with pursuing larger sales opportunities, including with respect to longer sales cycles, transaction reductions, deferrals, or cancellations during the sales cycle, risk of customer concentration; challenges associated with our ability to accurately forecast when a sales opportunity will convert to an order, or to accurately forecast revenue and expenses, including as a result of our Customer Engagement segment cloud transition and our Cyber Intelligence segment software model transition, and increased volatility of our operating results from period to period; risks that our intellectual property rights may not be adequate to protect our business or assets or that others may make claims on our intellectual property, claim infringement on their intellectual property rights, or claim a violation of their license rights, including relative to free or open source components we may use; risks that our customers delay or cancel orders or are unable to honor contractual commitments due to liquidity issues, challenges in their business, or otherwise; risks that we may experience liquidity or working capital issues and related risks that financing sources may be unavailable to us on reasonable terms or at all; risks associated with significant leverage resulting from our current debt position or our ability to incur additional debt, including with respect to liquidity considerations, covenant limitations and compliance, fluctuations in interest rates, dilution considerations (with respect to our convertible notes), and our ability to maintain our credit ratings; risks arising as a result of contingent or other obligations or liabilities assumed in our acquisition of our former parent company, Comverse Technology, Inc. (“CTI”), or associated with formerly being consolidated with, and part of a consolidated tax group with, CTI, or as a result of the successor to CTI's business operations, Mavenir, Inc., being unwilling or unable to provide us with certain indemnities to which we are entitled; risks relating to the adequacy of our existing infrastructure, systems, processes, policies, procedures, internal controls, and personnel, and our ability to successfully implement and maintain enhancements to the foregoing, for our current and future operations and reporting needs, including related risks of financial statement omissions, misstatements, restatements, or filing delays; risks associated with changing accounting principles or standards, tax laws and regulations, tax rates, and the continuing availability of expected tax benefits; risks associated with market volatility in the prices of our common stock and convertible notes based on our performance, third-party publications or speculation, or other factors and risks associated with actions of activist stockholders; risks associated with the planned issuance of preferred stock to Apax Partners, including with respect to Apax’s significant ownership position and potential that their interests will not be aligned with those of our common stockholders; and risks associated with the planned spin-off of our Cyber Intelligence business, including the possibility that the spin-off transaction may not be completed in the expected timeframe or at all, that it does not achieve the benefits anticipated, or that it negatively impacts our operations or stock price. We assume no obligation to revise or update any forward-looking statement, except as otherwise required by law. For a detailed discussion of these risk factors, see our Annual Report on Form 10-K for the fiscal year ended January 31, 2019, our Quarterly Report on Form 10-Q for the quarter ended April 30, 2019, our Quarterly Report on Form 10-Q for the quarter ended October 31, 2019, when filed, and other filings we make with the SEC.

VERINT, ACTIONABLE INTELLIGENCE, THE CUSTOMER ENGAGEMENT COMPANY, CUSTOMER ENGAGEMENT SOLUTIONS, CYBER INTELLIGENCE SOLUTIONS, GI2, FIRSTMILE, OMNIX, WEBINT, LUMINAR, RELIANT, VANTAGE, STAR-GATE, TERROGENCE, SENSECY, and VIGIA are trademarks or registered trademarks of Verint Systems Inc. or its subsidiaries.  Verint and other parties may also have trademark rights in other terms used herein.